SCHEDULE 14A (Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement	[ ]	Confidential, For Use of the Commission
Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

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Eaton Vance Credit Opportunities Fund

(Name of Registrant as Specified in Its Charter)
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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:
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(2) Aggregate number of securities to which transaction applies:
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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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(4) Proposed maximum aggregate value of transaction:
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(5) Total fee paid:
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[ ] Fee paid previously with preliminary materials.
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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:
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(2) Form, Schedule or Registration Statement No.:
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(3) Filing Party:
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(4) Date Filed:
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[Eaton Vance Telephone Script for Automated Voicemail - The Importance of Voting Your Proxy]

Hello. I’m Tom Faust, Chairman and CEO of Eaton Vance.

I’d like to talk about the importance of voting the fund shareholder proxy materials you receive.

These votes cover important matters about the fund. As a shareholder, you have the right to be heard.

If sufficient shareholders to constitute a quorum don’t vote, then we must actively solicit additional votes through follow-up mailings and phone calls.

The cost of a lengthy proxy solicitation can be substantial, and is typically an expense of the fund.

So ultimately it is you, the shareholder, who pays for it.

That’s why it’s so important to vote, and to vote early.

So please – if you have not done so already cast your vote today.

Thank you.